Exhibit 10.1

AMENDMENT NO. 1 TO
SUPPORT AGREEMENT

This Amendment No. 1 (this “Amendment”) to the Support Agreement, dated as of February 14, 2023 (the “Support Agreement”), by and among Nabors Energy Transition Sponsor LLC, a Delaware limited liability company (the “Sponsor”), Nabors Energy Transition Corp., a Delaware corporation (“SPAC”), Vast Solar Pty Ltd, an Australian proprietary company limited by shares (the “Company”), Nabors Lux 2 S.A.R.L. and each of the undersigned individuals thereto, each of whom is a member of the board of directors of SPAC, is dated as of October 19, 2023 (the “Effective Date”). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Support Agreement.

WHEREAS, on February 14, 2023, contemporaneously with the execution and delivery of the Support Agreement, SPAC, the Company and the other parties thereto entered into that certain Business Combination Agreement (as amended or modified from time to time, the “Business Combination Agreement”), pursuant to which, among other transactions, (i) a wholly owned direct subsidiary of the Company will merge with and into SPAC, with SPAC surviving the merger as a wholly owned direct subsidiary of the Company, and (ii) the holders of common stock of SPAC will receive ordinary shares of the Company (“Company Shares”) and certain holders of common stock of SPAC will receive the right to receive additional Company Shares, on the terms and conditions set forth therein and herein;

WHEREAS, the parties hereto desire to amend the Support Agreement as set forth herein; and

WHEREAS, Section 3.3 of the Support Agreement provides that the Support Agreement may be amended by a written agreement executed by SPAC, the Company and the Sponsor.

NOW, THEREFORE, for good and valuable consideration, the undersigned each agree as follows:

1.          Amendments.

(a)          Effective as of the Effective Date, Section 1.9(b)(i)-(iii) of the Support Agreement is hereby amended and restated in its entirety as follows:

“(i)          If, at any time during the Earnout Period, the volume-weighted average closing sale price of one Company Share quoted on the New York Stock Exchange (or the exchange on which the Company Shares are then listed) is equal to or greater than $12.50 for any 20 Trading Days within any 30 consecutive Trading Day period (the date when the foregoing is first satisfied, the “First Earnout Achievement Date”), the Company shall, subject to Section 1.9(g), issue 800,000 Company Shares (the “First Earnout Shares”) to the Sponsor within five (5) Business Days after the First Earnout Achievement Date as additional consideration in the Merger.

(ii)          If, at any time during the Earnout Period, the volume-weighted average closing sale price of one Company Share quoted on the New York Stock Exchange (or the exchange on which the Company Shares are then listed) is equal to or greater than $15.00 for any 20 Trading Days within any 30 consecutive Trading Day period (the date when the foregoing is first satisfied, the “Second Earnout Achievement Date”), the Company shall, subject to Section 1.9(g), issue 800,000 Company Shares (the “Second Earnout Shares”) to the Sponsor within five (5) Business Days after the Second Earnout Achievement Date as additional consideration in the Merger.

(iii)          If, at any time during the Earnout Period, the volume-weighted average closing sale price of one Company Share quoted on the New York Stock Exchange (or the exchange on which the Company Shares are then listed) is equal to or greater than $17.50 for any 20 Trading Days within any 30 consecutive Trading Day period (the date when the foregoing is first satisfied, the “Third Earnout Achievement Date”), the Company shall, subject to Section 1.9(g), issue 800,000 Company Shares (the “Third Earnout Shares” and together with the First Earnout Shares and the Second Earnout Shares, the “Sponsor Earnout Shares”) to the Sponsor within five (5) Business Days after the Third Earnout Achievement Date as additional consideration in the Merger.”

(b)          Effective as of the Effective Date, Section 1.9(c)(ii)-(iv) of the Support Agreement is hereby amended and restated in its entirety as follows::

“(ii)          greater than or equal to $12.50 but less than $15.00, then, (A) immediately prior to such Change of Control, the Company shall, subject to Section 1.9(g), issue 800,000 Company Shares to the Sponsor (less any Sponsor Earnout Shares issued prior to such Change of Control pursuant to Section 1.9(b)(i)-(iii); provided, that such reduction shall not reduce the number of Company Shares required to be issued to a number that is below zero) and (B) thereafter, Section 1.9(b) and this Section 1.9(c) shall terminate and no further Sponsor Earnout Shares shall be issuable thereunder or hereunder;

(iii)           greater than or equal to $15.00 but less than $17.50, then, (A) immediately prior to such Change of Control, the Company shall, subject to Section 1.9(g), issue 1,600,000 Company Shares to the Sponsor (less any Sponsor Earnout Shares issued prior to such Change of Control pursuant to Section 1.9(b)(i)-(iii); provided, that such reduction shall not reduce the number of Company Shares required to be issued to a number that is below zero) and (B) thereafter, Section 1.9(b) and this Section 1.9(c) shall terminate and no further Sponsor Earnout Shares shall be issuable thereunder or hereunder; or

(iv)          greater than or equal to $17.50, then, (A) immediately prior to such Change of Control, the Company shall, subject to Section 1.9(g), issue 2,400,000 Company Shares to the Sponsor (less any Sponsor Earnout Shares issued prior to such Change of Control pursuant to Section 1.9(b)(i)-(iii); provided, that such reduction shall not reduce the number of Company Shares required to be issued to a number that is below zero) and (B) thereafter, Section 1.9(b) and this Section 1.9(c) shall terminate and no further Sponsor Earnout Shares shall be issuable thereunder or hereunder.”

2.          Miscellaneous. This Amendment shall be construed and interpreted in a manner consistent with the provisions of the Support Agreement. The provisions set forth in Section 10.3 (Severability), Section 10.4 (Entire Agreement; Assignment), Section 10.6 (Governing Law), Section 10.7 (Waiver of Jury Trial), Section 10.8 (Headings), Section 10.9 (Counterparts), and Section 10.10 (Specific Performance) of the Business Combination Agreement, as in effect as of the date hereof, are hereby incorporated by reference into, and shall be deemed to apply to, this Amendment, mutatis mutandis.

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the Effective Date.

SPAC:

NABORS ENERGY TRANSITION CORP.

By:	/s/ Anthony G. Petrello
Name:	Anthony G. Petrello
Title:	President, Chief Executive Officer and Secretary

SPONSOR:

NABORS ENERGY TRANSITION SPONSOR LLC

By:	/s/ Anthony G. Petrello
Name:	Anthony G. Petrello
Title:	President, Chief Executive Officer and Secretary

COMPANY:

VAST SOLAR PTY LTD

By:	/s/ Craig Wood
Name:	Craig Wood
Title:	CEO and Director

Signature Page to

Amendment No. 1 to Support Agreement